EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Silverstar Holdings, Ltd. (the “Company”) for the fiscal year ended June 30, 2008 (the “Report”), the undersigned each hereby certifies that: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 14, 2008

/s/ Clive Kabatznik
Clive Kabatznik, President and Chief Executive Officer
(Principal Executive Officer)

Dated: October 14, 2008

/s/ Lawrence R. Litowitz
Lawrence R. Litowitz, Chief Financial Officer
(Principal Financial and Accounting Officer)